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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated June 19, 1999 included in the Final Registration Statement No. 333-82799 (Form S-1), filed with the Securities and Exchange Commission on September 21, 1999, and to all references to our Firm included in this registration statement.

                                       /s/ ARTHUR ANDERSEN LLP

San Jose, California
January 10, 2000